UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2023

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

(a)

BARRETT GROWTH FUND

Annual Report

May 31, 2023

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Letter to	Dear Shareholders,
Shareholders
May 31, 2023 (Unaudited)	The Twelve-Month Period in Review

Over the past twelve months, we believe the US economy has been in transition, trying to restore the imbalance created by fiscal, monetary, and public health policy put in place to address the pandemic and its aftermath. To us, stock market gyrations have also become more pronounced as investors respond to the divergence of opinion regarding the direction of the US economy, sticky inflation, political rhetoric, and geopolitical conflicts.

To put this in perspective, the US market (using the S&P 500 as a proxy) has rebounded meaningfully after last year’s sell-off. Year-to-date (YTD), as of May 31, 2023, the index appreciated 9.65%. Over the past twelve months, the benchmark produced a gain of 2.92% upon factoring in the back half of 2022.

The ‘price-to-estimated earnings’ multiple for the index has drifted higher to approximately 20x (versus a historic average of 17x). Given our expectation that corporate earnings should moderate (which pushes the multiple higher all else being equal), we remain apprehensive about the current level of market complacency.

A look beneath the surface of the robust stock market returns would uncover a US economy on shakier grounds, at least from our perspective. A collection of leading economic indicators – including capital expenditure and the money supply – has remained on decline after peaking in Spring 2022. On the employment front, jobs are still being added but the average workweek has dropped, quit rates have moderated closer to pre-pandemic levels, and the hiring of temporary workers has waned. Our outlook does not suggest a recession will materialize in the short run, but cracks in the system should not be ignored.

Over the past year, we have observed spending on services (i.e., vacations, restaurants, hotels) has kept the economy afloat with consumers yearning for missed experiences. We believe the initial rebound in demand for services may be losing steam as indicated by metrics that track airport travel volume, restaurant reservations and hotel bookings. While US retail sales continue to trend positive, we believe the typical consumer has less wiggle room in their wallets. Most of the excess pandemic savings appears concentrated in higher income deciles and the general savings rate (out of disposable income) has dwindled to the current rate of 4.1%.

Our biggest macro concern is the possibility of monetary policy error. The Fed has raised the fed funds rate (upper bound) ahead of headline inflation. To us, this is an inflection point implying the central bank should stop raising rates. On the contrary, regulators have remained hawkish, which we view as a risk that may push the economy into contraction mode in the coming quarters. We have previously argued that it takes time for interest rate increases to pass through the economy. Additionally, its impact might be highly nonlinear. As rates went from near zero to 2%, consumers began to shift their behavior but perhaps not by much, in our view. Now with rates north of 5%, we anticipate consumer responses to shift more meaningfully.

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The Fed's decision to lift interest rates has also created an inverted yield curve, a situation in which short term bonds have a higher yield than long term bonds. In each recession over the last 50 years, an inverted yield curve was almost always a preceding occurrence. The key takeaway is that yield curve inversions may not guarantee a recession, but it would seem irrational to disregard it.

Investment Outlook

We expect the US economy to remain in transition until the central bank provides better clarity on the current interest rate cycle. In an environment where rates could stay higher for longer, our discipline remains to find investments that can produce positive 'inflation-adjusted' returns. Stocks are still attractive over the long run, but we remain acutely attentive to stock selection. Our focus is to stay disciplined on valuations, prioritize fundamentals, and prefer high-quality balance sheets. The market backdrop is fluid, and we remain nimble by making changes where appropriate, including trimming outperformers, taking advantage of price dislocations, and/or eliminating excessive risk.

Performance

The Fund generated a total return of 5.09% for the fiscal year ended May 31, 2023. In contrast, the S&P 500 appreciated 2.92%. The Lipper Large-Cap Growth Funds Index grew 9.69% during the same time period.

For the fiscal quarter ended May 31, 2023, the Fund increased 6.75% versus the S&P 500 benchmark up 5.75% and the Lipper Large-Cap Growth Funds Index up 13.93%.

The Fund has an emphasis on growth-oriented companies, which are more apparent in technology, consumer discretionary and communication services sectors. There is also an underweight of energy stocks in the portfolio, which hurt performance last year but has been a tailwind YTD. The market is once again rewarding technology, particularly mega-cap names with high quality balance sheets. This has helped the Fund relatively outperform its index over the past year. The Fund also has a healthy weighting towards healthcare, which we view as defensive and may partially offset any future underperformance from tech companies.

Portfolio

We continue to rebalance the Fund’s holdings to best complement financial markets that have moved in a zigzag pattern. To this point, we trimmed several higher growth tech names such as Microsoft, Nvidia, Alphabet and Apple over the past year. Proceeds were deployed into companies that we feel have excellent business models and should do well even during a downturn. Specifically, we recently introduced two new ideas – AutoZone and Fair Isaac – to our Fund.

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In our opinion, the Fund consists of high-quality names. There is reasonable diversification across sectors and geographies. Compared to the S&P 500, the Fund was relatively overweight in the following areas: Information Technology, Healthcare, and Consumer Discretionary. Conversely, the portfolio was underweight Financials, Consumer Staples and Energy.

Thank you for your continued interest in the Barrett Growth Fund.

Amy Kong	E. Wells Beck, CFA
Portfolio Manager	Portfolio Manager

The outlook, views, and opinions presented are those of the Adviser as of 05/31/2023. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

Price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Foreign investments are subject to special risks not ordinarily associated with U.S. securities including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may also invest in smaller and mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may also invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The S&P 500 Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. The Lipper Large-Cap Growth Funds Index is an equally-weighted performance Index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Lipper Growth Funds category. An index is unmanaged. Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer to the Schedule of Investments provided in this report.

The Barrett Growth Fund is distributed by Quasar Distributors, LLC.

Important Disclosure Information

This information is for educational purposes and is not intended to provide, and should not be relied upon for, accounting, legal, tax, insurance, or investment advice.  This does not constitute an offer to provide any services, nor a solicitation to purchase securities. The contents are not intended to be advice tailored to any particular person or situation. We believe the information provided is accurate and reliable, but do not warrant it as to completeness or accuracy.  This information may include opinions or forecasts, including investment strategies and economic and market conditions; however, there is no guarantee that such opinions or forecasts will prove to be correct, and they also may change without notice.  We encourage you to speak with a qualified professional regarding your scenario and the then-current applicable laws and rules.

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Different types of investments involve degrees of risk. The future performance of any investment or wealth management strategy, including those recommended by us, may not be profitable or suitable or prove successful. Past performance is not indicative of future results. One cannot invest directly in an index or benchmark, and those do not reflect the deduction of various fees that would diminish results. Any index or benchmark performance figures are for comparison purposes only, and client account holdings will not directly correspond to any such data.

Advisory services are offered through CI Private Wealth and its affiliates, each being a registered investment adviser (“RIA”) regulated by the U.S. Securities and Exchange Commission (“SEC”).  The advisory services are only offered in jurisdictions where the RIA is appropriately registered.  The use of the term “registered” does not imply any particular level of skill or training and does not imply any approval by the SEC. For a complete discussion of the scope of advisory services offered, fees, and other disclosures, please review the RIA’s Disclosure Brochure (Form ADV Part 2A) and Form CRS, available upon request from the RIA and online at https://adviserinfo.sec.gov/. We also encourage you to review the RIA’s Privacy Policy and Code of Ethics, which are available upon request.

Our clients must, in writing, advise us of personal, financial, or investment objective changes and any restrictions desired on our services so that we may re-evaluate any previous recommendations and adjust our advisory services as needed. For current clients, please advise us immediately if you are not receiving monthly account statements from your custodian. We encourage you to compare your custodial statements to any information we provide to you.

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Fund at a Glance (Unaudited)

Top Ten Holdings – as of 5/31/2023
(Percent of Net Assets)*
NVIDIA Corp.	7.35%
Microsoft Corp.	6.24%
Apple, Inc.	5.49%
Visa, Inc. - Class A	5.48%
Alphabet, Inc. - Class C	4.33%
Costco Wholesale Corp.	4.28%
Ares Management Corp.	3.87%
Fidelity Investments Government Portfolio - Class I	3.82%
TJX Cos., Inc.	3.81%
Accenture PLC - Class A	3.79%

Sector Weightings – as of 5/31/2023
(Percent of Total Investments)*

 *  Portfolio characteristics are as of May 31, 2023, and are subject to change at any time.

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Expense Example – May 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including:  investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2022 – May 31, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs, which are included in the Fund’s net asset value. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2022 to
	December 1, 2022	May 31, 2023	May 31, 2023
Actual	$1,000.00	$1,058.90	$6.06
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.05	$5.94

*
Expenses are equal to the Fund’s annualized expense ratio of 1.17% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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Performance Highlights (Unaudited)

This chart assumes an initial gross investment of $10,000 made on May 31, 2013.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.

The Lipper Large-Cap Growth Funds Index® (“Lipper”) is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Lipper Growth Funds category.

		Average Annual Total Returns as of May 31, 2023
		One Year	Three Year	Five Year	Ten Year
–●–	Barrett Growth Fund	5.09%	9.02%	10.51%	11.49%
--■--	S&P 500® Index	2.92%	12.92%	11.01%	11.99%
–◆–	Lipper Large-Cap
	Growth Funds Index®	9.69%	9.51%	11.53%	13.23%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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Schedule of Investments
May 31, 2023

Shares		Value
	COMMON STOCKS - 95.21%

	Administrative and
	Support Services - 2.52%
500	Fair Isaac Corp. (a)	$393,835
3,000	TransUnion	215,940
		609,775
	Banks - 2.41%
4,300	JPMorgan Chase & Co.	583,553
	Capital Markets - 0.54%
200	BlackRock, Inc.	131,510
	Chemical Manufacturing - 7.32%
4,000	Merck & Co., Inc.	441,640
875	Regeneron
	Pharmaceuticals, Inc. (a)	643,615
4,200	Zoetis, Inc.	684,642
		1,769,897
	Chemicals - 2.05%
3,000	Ecolab, Inc.	495,150
	Clothing and Clothing
	Accessories Stores - 3.81%
12,000	TJX Cos., Inc.	921,480
	Commercial Services &
	Supplies - 3.07%
5,400	Tetra Tech, Inc.	742,338
	Computer and
	Electronic Product
	Manufacturing - 16.18%
8,500	Alphabet, Inc. - Class C (a)	$1,048,645
2,750	Danaher Corp.	631,455
4,700	NVIDIA Corp.	1,778,198
900	Thermo Fisher Scientific, Inc.	457,614
		3,915,912
	Electrical Equipment - 1.61%
4,000	EnerSys	389,080
	Entertainment - 1.82%
5,000	Walt Disney Co. (a)	439,800
	Food & Staples Retailing - 4.28%
2,025	Costco Wholesale Corp.	1,035,909
	Health Care Equipment &
	Supplies - 2.85%
2,500	Stryker Corp.	688,950
	Hotels, Restaurants &
	Leisure - 5.17%
2,500	McDonald's Corp.	712,775
5,500	Starbucks Corp.	537,020
		1,249,795
	Insurance Carriers and
	Related Activities - 6.46%
6,500	Progressive Corp.	831,415
1,500	UnitedHealth Group, Inc.	730,860
		1,562,275

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments (Cont’d)
May 31, 2023

Shares		Value

	IT Services - 11.64%
3,000	Accenture PLC - Class A (b)	$917,760
4,000	Fidelity National Information
	Services, Inc.	218,280
5,750	PayPal Holdings, Inc. (a)	356,442
6,000	Visa, Inc. - Class A	1,326,180
		2,818,662
	Merchant Wholesalers,
	Nondurable Goods - 0.72%
2,500	Sysco Corp.	174,875
	Motor Vehicle and
	Parts Dealers - 0.98%
100	AutoZone, Inc. (a)	238,684
	Nonstore Retailers - 3.49%
7,000	Amazon.com, Inc. (a)	844,060
	Other Financial Investment
	Activities - 3.87%
10,750	Ares Management Corp.	936,218
	Publishing Industries
	(Except Internet) - 1.56%
900	Adobe, Inc. (a)	376,011
	Software - 7.37%
4,600	Microsoft Corp.	1,510,594
600	Roper Technologies, Inc.	272,532
		1,783,126
	Technology Hardware,
	Storage & Peripherals - 5.49%
7,500	Apple, Inc.	1,329,375
	Total Common Stocks
	(Cost $7,645,505)	23,036,435
	REAL ESTATE
	INVESTMENT
	TRUSTS - 0.94%
	Real Estate - 0.94%
2,000	Crown Castle, Inc.	$226,420
	Total Real Estate
	Investment Trusts
	(Cost $272,886)	226,420
	Money Market Funds - 3.82%
923,555	Fidelity Government
	Portfolio - Institutional
	Class, 4.980% (c)	923,555
	Total Money Market Funds
	(Cost $923,555)	923,555
	Total Investments
	(Cost $8,841,946) - 99.97%	24,186,410
	Other Assets in Excess
	of Liabilities - 0.03%	8,781
	Total Net Assets - 100.00%	$24,195,191

Percentages are stated as a percent of net assets.
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown represents the seven-day yield as ofMay 31, 2023.

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities
May 31, 2023

ASSETS
Investments, at value (cost $8,841,946)	$24,186,410
Dividends and interest receivable	16,158
Receivable from Adviser	8,844
Prepaid expenses and other assets	14,943
Total assets	24,226,355

LIABILITIES
Payable for distribution fees	4,249
Payable to affiliates	19,922
Accrued expenses and other liabilities	6,993
Total liabilities	31,164

NET ASSETS	$24,195,191

NET ASSETS CONSIST OF:
Paid-in capital	$8,102,002
Total distributable earnings	16,093,189
Net Assets	$24,195,191

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,125,515

Net asset value, redemption price and offering price per share	$21.50

The accompanying notes are an integral part of these financial statements.

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Statement of Operations
For the Year Ended May 31, 2023

INVESTMENT INCOME
Dividend income	$230,056
Interest income	11,715
Total Investment Income	241,771

EXPENSES
Advisory fees	236,346
Administration fees	51,992
Distribution fees	39,653
Legal fees	28,745
Fund accounting fees	27,854
Trustees’ fees	25,871
Federal and state registration fees	23,353
Transfer agent fees and expenses	22,731
Audit and tax fees	17,997
Chief Compliance Officer fees	14,985
Custody fees	5,542
Reports to shareholders	5,052
Insurance fees	3,483
Other expenses	4,059
Total expenses	507,663
Less waivers and reimbursement by Adviser (Note 4)	(231,664)
Net expenses	275,999

Net Investment Loss	(34,228)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	770,184
Net change in net unrealized appreciation on investments	354,525
Net realized and unrealized gain on investments	1,124,709
Net increase in net assets from operations	$1,090,481

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2023	May 31, 2022
FROM OPERATIONS
Net investment loss	$(34,228)	$(125,241)
Net realized gain on investments	770,184	4,933,291
Net change in unrealized
appreciation/(depreciation) on investments	354,525	(6,336,676)
Net increase/(decrease) in net assets from operations	1,090,481	(1,528,626)

FROM DISTRIBUTIONS
Net distributions to shareholders	(4,071,920)	(3,831,341)
Net decrease in net assets resulting from distributions paid	(4,071,920)	(3,831,341)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	97,566	600,581
Net asset value of shares issued to shareholders
in payment of distributions declared	4,071,920	3,831,341
Cost of shares redeemed	(2,357,085)	(8,551,451)
Net increase/(decrease) in net assets resulting
from capital share transactions	1,812,401	(4,119,529)

TOTAL DECREASE IN NET ASSETS	(1,169,038)	(9,479,496)

NET ASSETS
Beginning of year	25,364,229	34,843,725
End of year	$24,195,191	$25,364,229

The accompanying notes are an integral part of these financial statements.

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Financial Highlights
Per share data for a share of capital stock outstanding and selected information for each year are as follows:
	Years Ended May 31,
	2023	2022	2021		2020	2019
NET ASSET VALUE
Beginning of year	$25.00	$30.29	$24.34		$20.81	$20.30

OPERATIONS
Net investment income (loss)(1)	(0.03)	(0.11)	(0.10)		(0.05)	(0.02)
Net realized and unrealized
gains (losses) on securities	0.72	(1.49)	7.99		4.15	1.17
Total from investment operations	0.69	(1.60)	7.89		4.10	1.15

LESS DISTRIBUTIONS
Distributions from net realized
gains on investments	(4.19)	(3.69)	(1.94)		(0.57)	(0.64)
Total distributions paid	(4.19)	(3.69)	(1.94)		(0.57)	(0.64)

NET ASSET VALUE
End of year	$21.50	$25.00	$30.29		$24.34	$20.81

Total return	5.09%	-7.25%	32.96%		19.82%	6.17%
Net assets at end of year (000s omitted)	$24,195	$25,364	$34,844		$30,565	$26,179

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement	2.15%	1.76%	1.78%		1.81%	1.81%
After expense reimbursement	1.17%	1.13%	1.24	%(2)	1.25%	1.25%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS
Before expense reimbursement	(1.12)%	(0.99)%	(0.89)%		(0.77)%	(0.64)%
After expense reimbursement	(0.14)%	(0.36)%	(0.35)%		(0.21)%	(0.08)%
Portfolio turnover rate	4%	5%	6%		20%	16%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.
(2)	Effective April 30, 2021, the expense cap was decreased from 1.25% to 1.00%, excluding 12b-1 fees.

The accompanying notes are an integral part of these financial statements.

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Notes to the Financial Statements
May 31, 2023

1.	Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  The Barrett Growth Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is to seek to achieve long-term capital appreciation and to maximize after-tax returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund commenced operations on December 29, 1998 as a series of The Barrett Funds.  On March 30, 2010, the Fund reorganized as a series of the Trust and changed its fiscal year end from June 30th to May 31st.  Effective April 29, 2011, Barrett Asset Management, LLC (the “Adviser”) began serving as the investment adviser to the Fund.  Prior to April 29, 2011, Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, served as the investment adviser to the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the latest sales

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price on the Composite Market for the day such security is being valued.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.  When market quotations are not readily available, any security or other asset is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Adviser will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Redeemable securities issued by open-end, registered investment companies, including money market mutual funds, are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value, in accordance with Rule 2a-5 of the 1940 Act, will be determined.

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FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks(1)	$23,036,435	$—	$—	$23,036,435
Real Estate Investment Trusts	226,420	—	—	226,420
Short-Term Investments	923,555	—	—	923,555
Total Investments in Securities	$24,186,410	$—	$—	$24,186,410

(1)	See the Schedule of Investments for industry classifications

The Fund measures Level 3 activity as of the end of the year. For the year ended May 31, 2023, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

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As of and during the year ended May 31, 2023, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to the year ended May 31, 2020.

c) Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains, if any, at least annually typically during the month of December.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The Fund may make additional distributions if it deems it desirable at another time during the year.

d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f) Expenses

Expenses associated with a specific series in the Trust are charged to that series. Common expenses are typically allocated evenly between the series of the Trust, or by other equitable means.

g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds.  Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

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3.	Federal Tax Matters	The tax character of distributions paid by the Fund during the years ended May 31, 2023 and May 31, 2022 was as follows:

	May 31, 2023	May 31, 2022
Ordinary Income	$—	$—
Long-Term Capital Gain	4,071,920	3,831,341

The components of distributable earnings on a tax basis as of May 31, 2023 were as follows:

Cost basis of investments for federal
income tax purposes	$8,841,946
Gross tax unrealized appreciation	$15,516,306
Gross tax unrealized depreciation	(171,842)
Net tax unrealized appreciation	15,344,464
Undistributed ordinary income	—
Undistributed long-term capital gain	768,058
Distributable earnings	768,058
Other accumulated losses	(19,333)
Total distributable earnings	$16,093,189

At May 31, 2023, the Fund deferred, on a tax basis, late year losses of $19,333.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share.  The permanent tax differences relate to net operating losses.  For the year ended May 31, 2023, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities:

Total Distributable Earnings	$ 58,396
Paid-In Capital	$(58,396)

4.	Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 30, 2023, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s Total Annual Operating Expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in

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connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) (collectively, “Excluded Expenses”) do not exceed 1.00% (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  Prior to April 30, 2021, the Adviser had agreed to waive its management fees and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s Total Annual Operating Expenses (exclusive of Excluded Expenses), did not exceed 1.25% of the Fund’s average daily net assets.  For the year ended May 31, 2023, the Adviser waived expenses of $231,664.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed; provided, however, that the Adviser shall only be entitled to recoup such amounts for up to three years from the date such fees and expenses were waived or reimbursed, if such recoupment will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.  During the year ended May 31, 2023, $163,293 of previously waived expenses subject to recovery expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the year ending:

May 31, 2024	$179,335
May 31, 2025	$212,078
May 31, 2026	$231,664

5.	Distribution Plan
The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (“Quasar “ or the “Distributor”) a distribution fee of up to 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended May 31, 2023, the Fund incurred expenses of $39,653 pursuant to the 12b-1 Plan.  As of May 31, 2023, the Fund owed the Distributor $4,249 in fees. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

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6.	Related Party Transactions
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, an affiliate of Fund Services, serves as the Fund’s custodian.  Fees and expenses incurred for the year ended May 31, 2023, and owed as of May 31, 2023 were as follows:

	Incurred	Owed
Administration	$51,992	$7,909
Fund accounting	$27,854	$4,635
Transfer agency	$22,731	$3,969
Custody	$ 5,542	$ 914

Certain officers of the Fund are also employees of Fund Services.

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  For the year ended May 31, 2023, the Fund was allocated $14,985 of the Trust’s Chief Compliance Officer fee.  At May 31, 2023, the Fund owed fees of $2,495 for the Chief Compliance Officer’s services.

7.	Capital Share Transactions	Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	May 31, 2023	May 31, 2022
Shares Sold	4,593	18,776
Shares Reinvested	215,674	128,353
Shares Redeemed	(109,278)	(282,764)
Net Decrease	(110,989)	(135,635)

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2023, were $917,723 and $3,314,181, respectively.  For the year ended May 31, 2023, there were no purchases or sales of U.S. government securities for the Fund.

9.	Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2023, Charles Schwab & Co., Inc., held 48.64% of the Barrett Growth Fund’s outstanding shares.

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10.	Recent Market Events
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

11.	Subsequent Event
The Fund has evaluated events and transactions that have occurred subsequent to May 31, 2023 through the date the financial statements were issued and determined there were no subsequent events that would require disclosure in financial statements.

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Report of Independent Registered Public Accounting Firm	To the Shareholders of Barrett Growth Fund and Board of Trustees of Trust for Professional Managers Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barrett Growth Fund (the “Fund”), a series of Trust for Professional Managers, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
July 27, 2023

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Barrett Asset Management, LLC (“Barrett”), the investment adviser to the Barrett Growth Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Barrett as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Compliance Officer, Head Trader and Associate Managing Director. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 20, 2023, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2022 through December 31, 2022 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

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NOTICE OF PRIVACY POLICY & PRACTICES (Unaudited)

The Fund collects non-public personal information about you from the following sources:

•	information the Fund receives about you on applications or other forms;

•	information you give the Fund orally; and/or

•	information about your transactions with the Fund or others.

The types of non-public personal information the Fund collects and shares can include:

•	social security numbers;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

The Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information is shared with unaffiliated third parties.

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Additional Information
(Unaudited)

TAX INFORMATION

The Fund designated 0.00% of its ordinary income distribution for the fiscal year ended May 31, 2023, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the fiscal year ended May 31, 2023, 0.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Code for the Fund was 0.00%.

INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-363-6333.

			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INDEPENDENT TRUSTEES

Michael D. Akers, Ph.D.	Trustee	Indefinite	27	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department of Accounting	Trustee, USA
Milwaukee, WI 53202		August 22,		(June 2019–present),	MUTUALS
Year of Birth: 1955		2001		Professor, Department	(an open-end
				of Accounting	investment
				(2004–2019),	company)
				Marquette University.	(2001–2021).

Gary A. Drska	Trustee	Indefinite	27	Retired; Former	Independent
615 E. Michigan St.		Term; Since		Pilot, Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc. (airline	MUTUALS
Year of Birth: 1956		2001		company) (1986–2021).	(an open-end
investment
company)
(2001–2021).

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			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

Vincent P. Lyles	Trustee	Indefinite	27	Executive Director,	Independent
615 E. Michigan St.		Term; Since		Milwaukee Succeeds	Director, BMO
Milwaukee, WI 53202		April 6,		(education advocacy	Funds, Inc.
Year of Birth: 1961		2022		organization)	(an open-end
				(2023–present);	investment
				System Vice President of	company)
				Community Relations,	(2017–2022).
Advocate Aurora Health
Care (health care provider)
(2019–2022); President
and Chief Executive Officer,
Boys & Girls Club of Greater
Milwaukee (2012–2018).

Erik K. Olstein	Trustee	Indefinite	27	Retired; President and Chief	Trustee, The
615 E. Michigan St.		Term; Since		Operating Officer (2000–2020),	Olstein Funds
Milwaukee, WI 53202		April 6,		Vice President of Sales and	(an open-end
Year of Birth: 1967		2022		Chief Operating Officer	investment
				(1995–2000), Olstein Capital	company)
				Management, L.P. (asset	(1995–2018).
management firm); Secretary
and Assistant Treasurer,
The Olstein Funds (1995–2018).

Lisa Zúñiga Ramírez	Trustee	Indefinite	27	Retired; Principal and Senior	N/A
615 E. Michigan St.		Term; Since		Portfolio Manager, Segall,
Milwaukee, WI 53202		April 6,		Bryant & Hamill, LLC (asset
Year of Birth: 1969		2022		management firm) (2018–2020);
Partner and Senior Portfolio
Manager, Denver Investments
LLC (asset management firm)
(2009–2018).

Gregory M. Wesley	Trustee	Indefinite	27	Senior Vice President of	N/A
615 E. Michigan St.		Term; Since		Strategic Alliances and
Milwaukee, WI 53202		April 6,		Business Development,
Year of Birth: 1969		2022		Medical College of Wisconsin
(2016–present).

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			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INTERESTED TRUSTEE AND OFFICERS

John P. Buckel*	Chairperson,	Indefinite	27	Vice President, U.S. Bancorp	N/A
615 E. Michigan St	Trustee,	Term;		Fund Services, LLC
Milwaukee, WI 53202	President	Chairperson		(2004–present).
Year of Birth: 1957	and	and Trustee
	Principal	(since
	Executive	January 19,
	Officer	2023); President
and Principal
Executive
Officer (since
January 24,
2013)

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	Treasurer	January 24,		(2002–present).
Year of Birth: 1974	and Principal	2013
Financial and
Accounting
Officer

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			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

Deanna B. Marotz	Chief	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer,	October 21,		LLC (2021–present); Chief
Year of Birth: 1965	Vice	2021		Compliance Officer,
	President			Keeley-Teton Advisors, LLC
	and Anti-			and Teton Advisors, Inc
	Money			(2017–2021).
Laundering
Officer

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		July 22,		LLC (2019–present); Partner,
Year of Birth: 1970		2019		Practus, LLP (2018–2019);
Counsel, Drinker Biddle &
Reath LLP (2016–2018).

Kelly A. Strauss	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		April 23,		Services, LLC
Year of Birth: 1987		2015		(2011–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		August 20,		Services, LLC
Year of Birth: 1985		2018		(2007–present).

Shannon Coyle	Assistant	Indefinite	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC
Milwaukee, WI 53202		August 26,		(2015–present).
Year of Birth: 1990		2022

*	Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

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A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Part F of Form N-PORT. Shareholders may view the Part F of Form N-PORT reports on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-363-6333 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

BARRETT GROWTH FUND
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
Barrett Asset Management, LLC
90 Park Avenue, 34th Floor
New York, New York  10016

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2023	FYE 5/31/2022
(a) Audit Fees	$15,000	$14,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$3,000	$3,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2023	FYE 5/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2023	FYE 5/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j)  Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)                        /s/ John Buckel
John Buckel, President

Date                                                        8/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                        /s/ John Buckel
John Buckel, President

Date                                                        8/1/2023

By (Signature and Title)                        /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date                                                        8/1/2023